THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
CONNECTICUT GENERAL LIFE INSURANCE COMPANY
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Lincoln Life Flexible Premium Variable Life Account K
Lincoln Life Flexible Premium Variable Life Account M
Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life Flexible Premium Variable Life Account R
LLANY Separate Account R for Flexible Premium Variable Life Insurance
Lincoln Life Flexible Premium Variable Life Account S
LLANY Separate Account S for Flexible Premium Variable Life Insurance
Lincoln Life Flexible Premium Variable Life Account Y
Lincoln Life & Annuity Flexible Premium Variable Life Account Y
Lincoln Life Flexible Premium Variable Life Account D
Lincoln Life Flexible Premium Variable Life Account F
Lincoln Life Flexible Premium Variable Life Account J
CG Variable Life Insurance Separate Account I
CG Variable Life Insurance Separate Account II
Variable Life Account B of Voya Retirement Insurance & Annuity Company
Lincoln Life Flexible Premium Variable Life Account JF-A
Lincoln Life Flexible Premium Variable Account JF-C
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Supplement dated May 1, 2022 to the Prospectus

This supplement provides information that is relevant to your variable life insurance policy. It is for your information only and requires no action on your part. Keep this supplement with your prospectus for future reference.

COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect us during 2021 and are expected to continue to adversely affect our business, results of operations and financial condition in 2022. The COVID-19 pandemic led to an extreme downturn in and volatility of the capital markets in the early part of 2020, record low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. The ultimate impact on our business, results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict.